Exhibit 99.1

Worthington Steel Acquires Strip Steel Assets of Gibraltar

COLUMBUS, Ohio--(BUSINESS WIRE)--February 1, 2010--Worthington Industries, Inc. (NYSE: WOR) announced today that its Steel Processing business segment has acquired the steel processing assets of Gibraltar Industries, Inc. (NASDAQ: ROCK). The acquisition will expand the capabilities of The Worthington Steel Company’s cold rolled strip business and its ability to service the needs of new and existing customers. The acquisition is expected to be accretive in Worthington Industries’ fiscal year.

“This is an excellent growth opportunity for Steel Processing to add higher margin business, while enhancing our capacity to serve existing customers, and new customers in new markets,” said John McConnell, Chairman and CEO of Worthington Industries. “We are bringing together two leading steel processing companies well known for a commitment to high-quality products and superior customer service. We are gaining an excellent workforce to join with us in continuing to deliver the best strip steel products in the industry.” McConnell added, “Worthington Steel has shown continued improvement and profitability during tough economic conditions largely due to its Transformation efforts. The addition of this business will help accelerate our efforts to increase the earnings capacity of Worthington Steel. Our balance sheet remains strong, allowing us to pursue other opportunities that match our criteria for strategic growth.”

Worthington acquired Gibraltar’s Cleveland facility with the added capabilities to roll wider and lighter gauge material along with oscillate slitting. Also included in the transaction were the equipment and inventory of Gibraltar’s Buffalo facility, and a warehouse facility in Detroit (Integrated Terminals). As it exits the steel processing business, Gibraltar plans to begin an orderly process of closing the Buffalo facility and working with Worthington Steel to coordinate customer accounts as they are transferred to Cleveland and Columbus, Ohio. Worthington also acquired a 31% interest in Samuel Steel Pickling, a joint venture with operations in Cleveland and Twinsburg, Ohio.

About Worthington Steel

Worthington Steel, a Worthington Industries company, is one of America’s largest independent processors of flat-rolled steel. Operating 15 facilities across the United States and Mexico, the company offers the widest range of services in the industry, including cold-rolling both carbon and stainless steel, configured blanking, cutting-to-length, cleaning and inspecting, acrylic coating, dry lubricating, edging, hot-dipped galvanizing and galvannealing, hydrogen annealing, pickling, slitting, temper rolling and tension leveling. Worthington Steel also has a technical team in its metallurgical laboratory equipped to assist customers on site and in product testing.

About Gibraltar Strip Steel

Gibraltar Strip Steel is a precision processor of cold rolled strip steel for the automotive, appliance, power and hand tool, hardware and other end markets. The business includes flat-rolled products focused on value-added process and services. Gibraltar’s rolling mills allow for a tailor-made product to exacting customer requirements including precision-thickness tolerances, specific tempers, and specialized finishes, and Ebner annealing furnaces. Gibraltar serves the major domestic automakers and their suppliers, as well as major “transplant” manufacturers such as Honda, Toyota and BMW. The business has also been selected as the primary supplier of processed steel by the Royal Canadian Mint, used in Canadian currency.

About Worthington Industries

Worthington Industries is a leading diversified metals manufacturing company with 2009 fiscal year sales of approximately $2.6 billion. The Columbus, Ohio based company is North America’s premier value-added steel processor and a leader in manufactured metal products such as light gauge steel framing for commercial and residential construction; framing systems and stairs for mid-rise buildings; pressure cylinders products such as propane, oxygen and helium tanks, hand torches, camping cylinders, and scuba tanks; current and past model automotive service stampings; metal ceiling grid systems; steel pallets and racks; and laser welded blanks. Worthington employs approximately 6,300 people and operates 62 facilities in 11 countries.

Safe Harbor Statement

The Company wishes to take advantage of the safe harbor provisions included in the Private Securities Litigation Reform Act of 1995 the (“Act"). Statements by the company relating to growth, growth opportunities, capacity levels, increases in capabilities, ability to expand, the ability to obtain new customers, the expective accretiveness of the acquisition and other non-historical information, constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from those projected. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results, including, without limitation, the effect of national, regional and worldwide economic downturn; conditions generally and within major product markets, including a prolonged or substantial economic downturn; the effect of conditions in national and worldwide financial markets; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; fluctuations in pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities and other items required by operations; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) or original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from head count reductions, facility closures and other cost reduction efforts; the ability to realize other cost savings and operational, sales and sourcing improvements and efficiencies, and expected benefits from transformation initiatives on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses (including the Gibraltar Strip Steel business) and achieve synergies therefrom; capacity levels and efficiencies, within facilities and within the industry as a whole; the effect of disruption in business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, acts of war or terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability, and foreign currency exposure; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; adverse claims experience with respect to workers’ compensation, product recalls or liability, casualty events or other matters; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; level of imports and import prices in the Company’s markets; the impact of judicial rulings and governmental regulations, both in the United States and abroad; and other risks described from time to time in the Company’s filings with the United States Securities and Exchange Commission.

CONTACT:
Worthington Industries, Inc.
Cathy M. Lyttle, 614-438-3077
VP, Corporate Communications and Investor Relations
E-mail: cmlyttle@WorthingtonIndustries.com
or
Sonya L. Higginbotham, 614-438-7391
Director, Corporate Communications
E-mail: slhiggin@WorthingtonIndustries.com